UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 4, 2014

eCrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.241.6868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 4, 2014, eCrypt Technologies, Inc., (the “Company”), a Colorado corporation, signed an invoice for the provision of a Secure Email Server, Website Hosting and Associated Services (the “Invoice”) to a client.  Pursuant to the Invoice, the Company will provide the Ecrypt One Secure Email Server Product to the client by January 31, 2015 and will provide maintenance services for a five year period ending on February 19, 2014.  The client will pay an initial fee of US$25,000 for the delivery of the Ecrypt One Secure Email Server Product, and will pay an annual fee of $5,015 for the 5 year term for maintenance services provided by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: November 10, 2014

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By:  /S/ Thomas A. Cellucci

Thomas A. Cellucci, Chief Executive Officer

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